UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2023

Alignment Healthcare, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40295	46-5596242
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 W Town and Country Rd. Suite 1600
Orange, California		92868
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 844 310-2247

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ALHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 27, 2023, Alignment Healthcare USA, LLC ("AHCUSA"), an affiliate of Alignment Healthcare, Inc. (the "Company"), and Joseph Konowiecki, the Company's Chairman of the Board, entered into an amendment (the "Amendment") to that certain Employment Agreement between AHCUSA and Mr. Konowiecki dated October 31, 2022 (the "Employment Agreement"). Pursuant to the Amendment, Mr. Konowiecki will no longer serve in an executive role leading strategic network and business development (the "Executive Role"), effective as of December 31, 2023 (the “Effective Date”). Mr. Konowiecki will continue to serve as Chairman of the Board.

Pursuant to the Amendment, (i) no cash severance will be paid to Mr. Konowiecki; (ii) unvested equity awards granted to Mr. Konowiecki under the Employment Agreement will not be forfeited upon termination of the Executive Role and will continue to vest so long as he remains a service provider to the Company, including as Chairman of the Board; (iii) in consideration of the foregoing, Mr. Konowiecki will not receive the 2023 annual equity award received by other members of the Board of Directors; and (iv) notwithstanding the termination of the Executive Role, Mr. Konowiecki will receive the cash bonus payable under the Company's annual incentive program for fiscal year 2023, subject to the holdback and any positive or negative adjustments based on the Centers for Medicare & Medicaid Services Star ratings received by the Company's health plans for the 2025 rating year, as previously approved by the Board of Directors of the Company.

As of January 1, 2024, Mr. Konowiecki will be compensated for his service on the Board of Directors and as Chairman of the Board pursuant to the Company's then-current Non-Employee Director Compensation Policy.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed herewith as Exhibit 10.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Amendment to Employment Agreement dated December 27, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Alignment Healthcare, Inc.

Date:	December 29, 2023	By:	/s/ Christopher Joyce
Christopher Joyce Chief Legal & Administrative Officer